UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2007

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware
State or Other
Jurisdiction of
Incorporation
0-25033	63-1201350
(Commission	(IRS Employer
File Number)	Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	(Zip Code)

(205) 327-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On August 15, 2007, Superior Bancorp (the “Company”) filed a Current Report on Form 8-K disclosing that on August 10, 2007, the Audit Committee of its Board of Directors did not reengage Carr, Riggs & Ingram, LLC (“Carr Riggs”) as the principal independent accounting firm to audit the Company’s financial statements. The Company provided Carr Riggs with a copy of the disclosures made in that report and requested that Carr Riggs furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether or not Carr Riggs agreed with such disclosures. On August 23, 2007, the Company received a letter from Carr Riggs, which is attached as Exhibit 16 to this amendment to the previously filed report.

As disclosed in the previously filed report, the Audit Committee of the Company’s Board of Directors engaged Grant Thornton LLP to serve as the principal independent accounting firm to audit the Company’s financial statements.

Section 9 -- Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
16	Letter from Carr, Riggs & Ingram, LLC dated August 23, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP By: /s/ C. Stanley Bailey C. Stanley Bailey Chairman and Chief Executive Officer

Date: August 24, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
16	Letter from Carr, Riggs & Ingram, LLC dated August 23, 2007